UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC 20549

                                   FORM 8-K

                           CURRENT REPORT PURSUANT
                        TO SECTION 13 OR 15(D) OF THE
                       SECURITIES EXCHANGE ACT OF 1934


   Date of report (Date of earliest event reported):       June 21, 2005


                      HALLMARK FINANCIAL SERVICES, INC.
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            (Exact Name of Registrant as Specified in Its Charter)

                                    Nevada
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                (State or Other Jurisdiction of Incorporation)


             0-16090                             87-0447375
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     (Commission File Number)          (IRS Employer Identification No.)


 777 Main Street, Suite 1000, Fort Worth, Texas                 76102
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    (Address of Principal Executive Offices)                  (Zip Code)


                                 817-348-1600
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             (Registrant's Telephone Number, Including Area Code)


                                Not Applicable
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        (Former Name or Former Address, if Changed Since Last Report)

   Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

   [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

   [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

   [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

   [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Item 1.01   Entry into a Material Definitive Agreement

      The information provided in Item 2.03 is incorporated herein by this reference.


 Item 2.03 Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant

      On June 21, 2005, Hallmark Statutory Trust I, a Delaware statutory trust (the "Trust") which is a newly formed, wholly-owned subsidiary of Hallmark Financial Services, Inc. ("the Company"), issued $30,000,000 of preferred securities (the "Trust Preferred Securities") in a private placement pursuant to an applicable exemption from registration. The Trust Preferred Securities mature on June 15, 2035, but may be redeemed at the Company's option beginning on June 15, 2010. The Trust Preferred Securities require quarterly distributions by the Trust to the holder of the Trust Preferred Securities, initially at a fixed rate of 7.725% per annum for ten years and thereafter at a variable rate which will reset quarterly at the three-month LIBOR rate plus 3.25%. Distributions are cumulative and will accrue from the date of original issuance, but may be deferred by the Company from time to time for up to 20 consecutive quarterly periods. The Company has irrevocably and unconditionally guaranteed the payment of all required distributions on the Trust Preferred Securities.

      The proceeds of the Trust Preferred Securities received by the Trust, along with proceeds of $928,000 received by the Trust from the issuance of common securities (the "Trust Common Securities") by the Trust to the Company, were used to purchase $30,928,000 of the Company's junior subordinated debt securities (the "Debt Securities"), issued pursuant to an indenture (the "Indenture") entered into between the Company and JPMorgan Chase Bank, National Association, as trustee (the "Trustee"). The proceeds of the Debt Securities were used for working capital and general corporate purposes, including contributions of capital to the Company's insurance subsidiaries for the purpose of enhancing their capital surplus.

      The Debt Securities mature on June 15, 2035, but the Company may redeem the Debt Securities, in whole or in part, beginning on June 15, 2010 in accordance with the provisions of the Indenture. The Debt Securities bear interest at a fixed rate of 7.725% per annum for ten years, and thereafter at a variable rate which will reset quarterly at the three-month LIBOR rate plus 3.25%. Interest is cumulative and will accrue from the date of original issuance but may be deferred by the Company from time to time for up to 20 consecutive quarterly periods.

      Either the Trustee or the holders of at least 25% of the aggregate principal amount of the Debt Securities outstanding have a right to accelerate payment of principal outstanding under the Debt Securities if an event of default occurs under the Indenture, which includes any one of the following events:

      (a) the Company defaults in the payment of any interest upon any Debt Securities when it becomes due and payable (unless the Company has elected to defer interest payments under the Indenture), and such default continues for a period of 30 days;

      (b) the Company defaults in the payment of all or any part of the principal of (or premium, if any, on) any Debt Securities as and when the same shall become due and payable either at maturity, upon redemption, by declaration of acceleration pursuant to the Indenture or otherwise;

      (c) the Company fails to observe certain covenants under the Indenture for a period of 90 days after receipt of notice of such failure;

      (d) a court of competent jurisdiction enters a decree or order for relief in respect of the Company in an involuntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or appoints a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official of the Company or for any substantial part of its property, or orders the winding-up or liquidation of its affairs, and such decree or order shall remain unstayed and in effect for a period of 90 consecutive days;

      (e) the Company commences a voluntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, consents to the entry of an order for relief in an involuntary case under any such law, or consents to the appointment of or taking possession by a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Company or of any substantial part of its property, or makes any general assignment for the benefit of creditors, or fails generally to pay its debts as they become due; or

      (f) the Trust voluntarily or involuntarily liquidates, dissolves, winds-up its business or otherwise terminates its existence except in connection with (i) the distribution of the Debt Securities to holders of the Trust Common Securities and Trust Preferred Securities in liquidation of their interests in the Trust, (ii) the redemption of all of the outstanding Trust Common Securities and Trust Preferred Securities, or (iii) certain mergers, consolidations or combinations, each as permitted by the Amended and Restated Declaration of Trust among the Trustee, the Company and the administrators of the Trust (the "Declaration").

      Under the Declaration, any proceeds received by the Trust upon payment or redemption of the Debt Securities will be used by the Trust to redeem a pro rata amount of Trust Preferred Securities and Trust Common Securities.

      The description set forth above of the Company's guarantee of the Trust Preferred Securities is qualified in its entirety by reference to the Guarantee Agreement filed as an exhibit to this Current Report on Form 8-K and incorporated herein by this reference.

      The descriptions set forth above of the Trust Preferred Securities and Trust Common Securities and the obligations of the Trust pursuant thereto are qualified in their entirety by reference to the Declaration filed as an exhibit to this Current Report on Form 8-K and incorporated herein by this reference.

      The description set forth above of the Debt Securities and the obligations of the Company pursuant thereto are qualified in their entirety by reference to the Indenture filed as an exhibit to this Current Report on Form 8-K and incorporated herein by this reference.


 Item 7.01. Regulation FD Disclosure.

      On June 21, 2005, the Company issued a press release announcing the completion of the private placement of the Trust Preferred Securities and the upgrading of the A.M. Best financial strength ratings of its insurance subsidiaries. A copy of the press release is furnished as an exhibit to this Current Report on Form 8-K and incorporated herein by this reference.


 Item 9.01. Financial Statements and Exhibits.

 (c) Exhibits.

 Exhibit 4.1 Indenture dated as of June 21, 2005, between Hallmark Financial Services, Inc. and JPMorgan Chase Bank, National Association

 Exhibit 4.2 Amended and Restated Declaration of Trust of Hallmark Statutory Trust I dated as of June 21, 2005, among Hallmark Financial Services, Inc., as sponsor, Chase Bank USA, National Association, as Delaware trustee, and JPMorgan Chase Bank, National Association, as institutional trustee, and Mark Schwarz and Mark Morrison, as administrators

 Exhibit 4.3  Form of Junior Subordinated Debt Security Due 2035 [included in
              Exhibit 4.1 hereto]

 Exhibit 4.4  Form of Capital Security Certificate [included  in Exhibit  4.2 hereto]

 Exhibit 10.1 Guarantee Agreement  dated  as  of June  21, 2005, by  Hallmark
              Financial Services, Inc. for the benefit of the holders of trust preferred securities

 Exhibit 99.1 Press release dated June 21, 2005



                                  SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.

                               HALLMARK FINANCIAL SERVICES, INC.


 Date:  June 27, 2005          By:  /s/ Mark J. Morrison
                               -----------------------------------------
                               Mark J. Morrison, Chief Operating Officer